Exhibit 99.1
Investor Presentation Second Quarter 2010
Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law. 2

CRBC — A Retail Community Bank Company Overview Total Revenue by Line of Business Core Banking 47thlargest bank holding company 13% in the U.S. ranked by assets Specialty 5% Consumer — $10.8 billion assets and $8.2 billion Wealth deposits Management — 15% Presence in 3 Upper Midwest states Specialty with 218 branches and 255 ATMs Comm. 67% Largest bank headquartered in MI — #7 deposit market share — Top 5 deposit ranking in 15 of 38 MSAs Total Revenue by Region — #1 Small Business Administration lender for 2008 & 2009 Mid-Michigan 16% Wealth Management business 27% — $3.0 billion in assets under Western MI administration No sub-prime, CDO or CLO 16% Southeast MI exposure Wisconsin 21% 20% Other
Premier Michigan Bank Regional Banking Structure Major MSAs 218 Branches / 255 ATMs M arket # o f D epo sits % o f Share MSA Rank B ranches (millio ns) F ranchise (%) Michigan — Major MSAs Flint 1 20 $2,370 27.2 50.1 Detroit 10 31 1,216 14.0 1.3 Saginaw 1 15 605 6.9 31.1 Lansing 3 14 482 5.5 10.0 Jackson 2 8 411 4.7 18.7 Ann Arbor 11 6 250 2.9 4.2 Bay City 2 5 210 2.4 19.2 Cadillac 1 7 200 2.3 38.8 Owosso 3 6 154 1.8 23.4 Houghton 2 3 112 1.3 19.6 Sturgis 3 4 107 1.2 15.4 Alpena 1 2 99 1.1 25.2 Total Michigan 7 155 $7,111 81.7 4.3 Non-Michigan — Major MSAs Cleveland, OH 15 12 $339 3.9 0.5 Green Bay, WI 8 9 230 2.6 2.8 Appleton, WI 9 6 169 1.9 4.6 Stevens Point, WI 5 2 93 1.1 6.99 Platteville, WI 8 4 91 1.0 7.42 Total Non-Michigan 60 $1,594 18.3 NA Source: SNL Financial as of 6/30/09, adjusted for sale of 10 Iow a branches in 2010 4

Michigan Economy Showing Stabilization Trends Michigan experienced a more Unemployment Trends severe recession than the rest of the country 16 14 — Started in 2000 12 — Bankruptcy filings of Chrysler, GM 10 and key automotive suppliers 8 — Detroit hardest hit region in the state 6 where Citizens has no presence 4 — Unemployment rate of 13.2% vs. 2 9.5% for the entire U.S. as of June Jul-08 Jul-09 2010 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 — Michigan down from peak of 14.5% US Unemployment MI Unemployment Michigan employment trends Employment Trends — Job losses of 200,700 in 2008 and 4,300 220,600 in 2009 4,200 - June 2010 employment higher than 4,100 June 2009 levels by 24,400 jobs — 4,000 best year over year trend since 3,900 December 2000 3,800 3,700 — Year over year trends slightly better 3,600 than the overall national economy 3,500 — Stabilization will create Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 opportunities as Michigan continues to re-establish itself and strengthen its new core economy Michigan Nonfarm Employment (Seasonally Adjusted) Trend 5 Source: U.S. Bureau of Labor Statistics 5
Evolving Composition of Michigan Economy Michigan economy has seen a fundamental shift over the past 10 years — Less reliance on automotive and manufacturing sectors As the Michigan economy continues to evolve and stabilize, Citizens is well positioned for a rebound in the non-manufacturing sectors of the economy — Particularly in consumer, small business, and the lower middle market Michigan Employment by Industry June 2000 June 2010 1,000s % 1,000s % Trade, Transportation, and Utilities 801.5 16.9% Trade, Transportation, and Utilities 653.5 16.7% Government 672.8 14.2% Government 637.2 16.3% Professional Services 654.4 13.8% Health Care 536.1 13.7% Other Manufacturing 579.7 12.2% Professional Services 530.4 13.6% Health Care 446.2 9.4% Leisure and Hospitality 396.4 10.1% Leisure and Hospitality 420.6 8.9% Other Manufacturing 344.0 8.8% Motor Vehicle 417.9 8.8% Motor Vehicle 191.4 4.9% Construction 224.8 4.7% Financial Activities 185.2 4.7% Financial Activities 211.0 4.4% Other Services 169.0 4.3% Other Services 177.4 3.7% Construction 127.3 3.3% Information 73.0 1.5% Education Services 80.8 2.1% Education Services 55.9 1.2% Information 51.7 1.3% Mining and Logging 9.7 0.2% Mining and Logging 7.5 0.2% Total Nonfarm 4,744.9 Total Nonfarm 3,910.5 Total Manufacturing 997.6 21.0% Total Manufacturing 535.4 13.7% 6 Source: U.S. Bureau of Labor Statistics

Investment Highlights Attractive Upper Midwest franchise with $8.2 billion in deposits across Michigan and Solid Deposit Wisconsin and in the greater Cleveland, Ohio area Franchise Leading market share in Michigan MSAs Strong growth in core deposits Strong liquidity supported by diversified funding sources Significant untapped secured borrowing capacity Excess Eliminated need for short-term wholesale funding Liquidity Sell over $600 million cash cushion to the Federal Reserve daily Parent company cash resources totaled $159 million at 6-30-10 Capital ratios are among the highest in peer group and remain key focus with the current economic environment Maintaining Solid Capital Levels Capital ratios remain above regulatory “well-capitalized” minimums Started taking proactive measures to enhance and preserve capital in early 2008 Continue to evaluate non-dilutive capital enhancing opportunities
Investment Highlights Diligently addressing credit issues Proactively — Accelerated the recognition of losses and boosted loan loss reserve levels Addressing — Tightened underwriting criteria where needed Credit Issues Overall trends have been improving over the last 3 quarters Key selling opportunities continue to exist across the retail delivery channel, small Favorable business, and lower middle market Growth Opportunities Market disruption in Michigan creates environment for good organic growth Positioned to build market share in attractive Midwest MSAs when appropriate Management team with broad large bank experience Strong Experienced in managing turnaround / workout situations in difficult operating Management environments Team New key senior leaders over the last two years Good relationships with regulators CRBC trades at a significant discount to tangible book value CRBC is well positioned to take advantage of a stabilizing economy Attractive Valuation CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile Post credit cycle performance goal is 1% ROA 8 8

2Q10 Highlights Pre-tax, pre-provision profits remained solid at $34.5 million Watch list was down for the third quarter in a row Delinquencies decreased 22% from last quarter — Trended down for the last 3 quarters — Lowest levels since March 2007 — Signal of stable trends Non-performing loans and non-performing assets were down Expense management continues to help offset elevated credit costs Closed on sale of non-performing residential mortgage loans held for sale and residential other real estate Capital ratios increased meaningfully with non-dilutive transactions 9
Recent Trends Highlight Core Strength Pre-Tax Pre-Provision Profits (in millions) 3Q09 4Q09 1Q10 2Q10 Net loss $ (57.4) $ (65.9) $ (76.0) $ (44.5) Income tax (benefit) provision (11.7) (3.3) 0.1 3.7 Provision for loan losses 77.4 84.0 101.4 70.6 Net loss on debt extinguishment 15.9 Investment securities gains (6.0) (8.1) Fair-value adjustment on LHFS 0.9 8.7 7.7 8.4 Fair-value adjustment on ORE 3.9 8.1 6.8 3.8 Fair-value adjustment on BOLI (0.4) (0.0) (0.1) 0.3 Fair-value adjustment on swaps 1.0 1.4 0.8 0.3 Pre-Tax Pre-Provision Profits (1) $29.6 $33.1 $34.7 $34.5 Last 12 Months $131.9 (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit),provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns 10 and fair-value adjustments) caused by this economic cycle.

Proactive Credit Management
Majority of Stress from Smallest Portfolio ($ in millions) Portfolio Balances 30-89 Day Past Due $10,000 9% Consumer 8% $8,000 7% Res Mortgage 6% $6,000 LH, L Dev & Cons 5% $4,000 4% Income Producing 3% $2,000 Owner-Occupied 2% C & I 1% $0 8 9 0 0% 1Q 02 Q083Q08 4 Q081Q092Q09 3Q 04 Q091Q10 2 Q1 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 NPLs/ Loans NCOs/ Avg. Loans (annualized) * 36% 24% 30% 20% 24% 16% 18% 12% 12% 8% 6% 4% 0% 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 * 4Q09 and 1Q10 include $20 million and $74 million charges, 12 respectively in conjunction with the transfer of loans to LHFS 12 12

2Q10 Credit Trends Delinquency trends continue to decline — Down 22% from 1Q10 — Less than 1.6% of portfolio — At the lowest level since March 2007 Watch list down for the third quarter in a row Good commercial (non-CRE) loan performance — Past due loans down to 0.61% from 1.58% in 2Q09 and the 4Q08 peak of 2.17% Non-performing loans and assets were down for the third quarter in a row Allowance for loan losses to total loans increased to 4.51%, more than double our peer median 13
Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans Portfolio Overview 30-89 Day Past Due Small piece of overall portfolio contributing to large portion of ($ in millions) NPLs and NCOs $45 $44 12% Total portfolio is down 63% from 4Q06 balance of $752 million $40 $36 $35 No new Land Hold or Land Development since January 2007 $32 9% Less than 17% of residential development in construction $30 8.3% $26 8.2% Historical severity levels of 40-60% expected to trend to 70% $25 $22 7.4% 6% 6.5% Watchlist $20 ($ in millions) As of 6/30/10 Portfolio $ % $15 4.3% $10 3% Land Hold $38 $28 74% $10 $7 $6 $5 3.5% $5 Land Development 84 41 48% 1.6% 2.2% 1.5% $0 0% Construction 156 53 34% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 12% 21% 13% 13% 4% 14% 4% 4% 9% Total High Risk $278 $121 43% CRBC 30-89 Days % of Total Loans 4% NCOs/ Avg. Loans NPLs/ Loans ($ in millions) $35 35% ($ in millions) $30.9 $80 25% $30 30% $64 $67 $24.8 $70 $61 20% $25 25% $60 $57 $21.1 $52 $53 $53 31.0% $18.9 $20 5.9% 20% $50 22.1% 15% 27.2% $39 $15 23.7% 15% $40 16.0% $31 12.4% 15.5% 10% $9.1 $8.8 $30 12.0% 18.9% $10 $8.4 10% 10.8% $20 7.9% 7.5% 5% $5 $2.8 5% 5.6% 6.8% $0.1 $10 9.8% 2.8% $0 0% $0 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 45% 41% 26% 23% 18% 4% 30% nm 0.2% 27% 14% of Total 28% 25% 17% 12% 13% 12% 7% 16% 14% CRBC NPLs CRBC NCOs 14

Large Portion of CRE — Manageable Stress Income Producing Portfolio Overview 30-89 Day Past Due Income Producing portfolio is down 6% from ($ in millions) high in 2Q08 $90 5% $77 Majority of portfolio inherited from Republic $80 acquisition 4.9% 4% $70 $64 Historical severity levels of 15-20% expected $60 $50 4.1% $52 to trend to 30% $48 $50 3% $50 3.3% $45 $41 3.4% ($ in millions) Watchlist $40 3.1% 3.3% 3.0% 2.7% 2% As of 6/30/10 $ % $30 $23 Michigan $911 $330 36% $20 1% Ohio 378 125 33% 1.6% $10 Wisconsin 87 50 58% $0 0% Other 106 48 45% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Total $1,482 $554 37% % of Total 25% 23% 27% 27% 29% 24% 26% 36% 21% CRBC 30-89 Days % of Total Loans 21% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $160 $144 $148 10% $30 7% $139 $127 10.0% $24.5 $140 6% $122 9.4% $25 $21.6 $116 8% 6.5% 9.1% $120 8.4% 8.0% 5% $20 5.5% $100 7.5% 6% $79 $12.6 4% $13.2 $80 $15 $12.6 5.1% 3% $58 4% 2.0% 3.4% $60 $10 $7.8 $7.7 3.5% $7.6 2% 2.5% 0.3% $40 $4.4 $23 2% $5 1% 5.5% $20 1.2% $4.2* 2.0% 1.5% 1.1% $0 0% $0 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 11% 20% 27% 21% 26% 34% 16% 6% 18% % of Total 17% 25% 26% 27% 28% 25% 26% 35% 39% CRBC NCOs 15 CRBC NPLs * Excludes $17.5 million credit write-down in 4Q0815
Large Portion of CRE — Manageable Stress Owner Occupied Portfolio Overview 30-89 Day Past Due Owner Occupied portfolio is down 13% from ($ in millions) 1Q08 $40 $38 $37 5% Underwritten based on historical Citizens $35 4% criteria $30 3.9% 4.0% $25 $24 Historical severity levels of 25-30% expected $25 3% $21 $19 to trend to 35% $20 2.5% 2.6% $16 $16 Watchlist $14 2% ($ in millions) $15 2.2% As of 6/30/10 $ % 1.9% 1.9% $10 1.6% 1.5% Michigan $708 $197 28% 1% $5 Wisconsin 102 17 17% Ohio 62 9 15% $0 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Other 14 1 8% % of Total 10% 10% 13% 16% 9% 13% 16% 9% 15% Total $886 $224 25% CRBC 30-89 Days NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $18.9 $100 10% $20 10% $89 $90 $83 $18 9.6% $80 8% $16 8.6% 8% $71 $70 8.5% $70 $66 $14 $60 $60 7.3% 7.1% 6% $12 6% 7.0% 6.7% $50 $10 $7.4 $40 4% $8 $6.9 4% $31 $30 $6 $4.6 $18 3.3% 3.0% $20 2% $4 $3.4 $3.1 $2.4 3.0% 2% $13 $2.5 2.5% 1.9% $10 $2 0.3% $1.3 1.0% 1.3% 1.3% 1.0% $0 0% $0 0.5% 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 10% 8% 10% 15% 14% 14% 18% 22% 16% % of Total 5% 6% 4% 7% 15% 6% 3% 6% 27% 16 CRBC NPLs CRBC NCOs 16

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans Portfolio Overview 30-89 Day Past Due Citizens core franchise is performing well due to ($ in millions) portfolio clean-up between 2002 — 2004 $60 3.0% $54 Total portfolio is down 36% from 1Q08 $50 2.5% $46 2.1% Includes $226 million outstanding & $92 million 2.0% $40 2.0% watch balance of ABL (normal grading) $34 $30 $29 $29 1.5% Historical severity levels of 25-30% expected to 1.6% 1.1% 1.1% $20 trend to 35% $17 $20 $15 1.0% 1.0% ($ in millions) Watchlist 0.9% $10 0.8% $10 0.5% As of 6/30/10 $ % 0.6% C&I Loans $1,323 $400 30% $0 0.0% Small Business Loans 364 46 13% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Total $1,687 $446 26% % of Total 16% 13% 19% 19% 20% 11% 11% 11% 9% % of Total Loans 24% CRBC 30-89 Days NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $120 $112 6% $25 5% $21.6 $22.4 $92 $20.1 4.7% $100 5.4% 5% $20 4% $84 $84 3.9% $80 $66 4.3% 4.4% $70 4% $67 3.4% $15 $12.9 3% 3.6% 3.8% $11.4 $60 4.0% 3% $40 2.8% $33 $10 2.7% 2% 2.6% $8.0 $40 2% $6.8 $20 1.5% 1% $5 3.4% 1.4% 1% 1.3% $1.4 $0.7 $2.6* $0 0% 0.4% $0 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08.1% 3Q08.1% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 24% 17% 22% 20% 19% 22% 18% 18% 17% % of Total 1% 3% 27% 22% 14% 28% 28% 11% 16% 17 CRBC NPLs CRBC NCOs * Excludes $19.3 million credit write-down in 4Q08 17
Consistent Disciplined Underwriting Residential Mortgage Loans Portfolio Overview 30-89 Day Past Due $182,000 Average loan size ($ in millions) $45 4% 738 Recently refreshed average portfolio FICO $38 $39 $40 $37 score 3.0% $35 67% Average original LTV $30 3% 3.0% 3.1% $30 $28 $26 2.8% Portfolio is down 41% since 4Q07 $25 $22 2.5% $22 $21 2% Historical severity level of 35-40% expected to $20 2.2% 2.1% 2.5% 2.4% trend to 50-55% $15 ($ in millions) 1% $10 As of 6/30/10% $5 Michigan $703 82% $0 0% Ohio 54 6% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Wisconsin 36 4% % of Total 20% 17% 14% 11% 16% 16% 14% 15% 19% Other 65 8% CRBC 30-89 Days Total $858 100% % of Total Loans 12% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $140 14% $90 40% $125 $80.1 $80 35% $120 12% 37.0% $106 $103 $70 12.2% 30% $100 10% $84 $60 25% 9.9% $80 8% $50 9.1% 20% $59$ 40 $60 6% 7.1% 15% $40 $30 $40 4.7% 4% $20.6 $31 10% $20 $10.0 $18 $20 $12 3.6% 2% $10 6.4% $1.6 $0.8 $2.2 $6.0 5% 3.2% $0.5 $0.6 3.7% 2.0% $0 2.3% 0% $0 0% 0.3% 1.5% 0.9% 0.2% 2Q08 3Q08 0.5% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 0.3% % of Total 9% 17% 19% 20% 21% 21% 27% 4% 8% % of Total 30% 2% 2% 2% 4% 14% 7% 68% 1% 18 CRBC NCOs CRBC NPLs 18

Consistent Disciplined Underwriting Direct and Indirect Consumer Loans Portfolio Overview 30-89 Day Past Due Recently refreshed portfolio FICO scores ($ in millions) $50 4% Strong historical delinquency performance $43 $43 $45 $41 Approximately 85% of HE is seasoned 24 months - $40 $37 $37 $35 3% no brokered $35 $33 $33 $32 Only 27% of HE is 2006 and 2007 vintage $30 2.0% $25 1.8% 2% Approximately 39% of HE in 1st lien position 1.6% 2.1% 1.4% 1.4% 1.9% $20 1.9% Expect severity levels to remain consistent 1.6% $15 1% $10 Avg. $5 Avg. Loan Refreshed As of 6/30/10 $0 0% $ millions Size FICO 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Home Equity $930 $37,300 751% of Total 17% 15% 15% 15% 22% 22% 28% 26% 28% Indirect 814 22,300 742 CRBC 30-89 Days Other Direct 202 11,900 721 Total $1,946% of Total Loans 27% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $30 4% $14 4% $12.4 $11.5 $24 $24 $12 $10.8 $25 $23 $10.3 $22 3% $20 3% $10 $9.3 $9.3 $19 $8.8 $20 $18 $17 $17 $8 $6.6 $5.9 2% $15 2% 2.4% $6 1.5% 2.1% 2.1% 1.8% 1.8% $10 $4 1% 1.4% 1% 1.2% 1.5% 1.0% $5 1.1% 1.2% $2 1.1% 1.0% 0.8% 0.8% 0.8% 1.0% $0 0% $0 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10% of Total 13% 8% 6% 5% 4% 5% 5% 5% 5% % of Total 9% 29% 14% 25% 22% 13% 15% 9% 12% 19 CRBC NCOs CRBC NPLs 19
Strong Balance Sheet

Maintaining Strong Capital Levels ($ in millions) 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 Tier 1 capital $1,161 $1,079 $1,133 $1,067 $980 $952 Qualifying LLR 121 117 113 109 104 96 Qualifying capital securities 75 75 10 10 7 7 Total risk-based capital $1,357 $1,271 $1,257 $ 1,186 $1,091 $1,055 Tier 1 capital $1,161 $1,079 $1,133 $1,067 $980 $952 Qualifying capital securities (175) (175) (74) (74) (74) (74) Preferred stock (268) (269) (270) (272) (274) (275) Tier 1 common equity $718 $635 $789 $721 $632 $603 Parent Company Cash $220 $164 $120 $111 $ 110 $159 Total Capital Ratio 14.21% 13.91% 14.23% 13.93% 13.49% 14.17% Tier 1 Capital Ratio 12.16% 11.81% 12.83% 12.52% 12.12% 12.79% Tier 1 Leverage Ratio 9.32% 8.68% 9.63% 9.21% 8.47% 8.72% Tier 1 Common Ratio 7.52% 6.95% 8.94% 8.47% 7.82% 8.10% TCE to TA 5.53% 5.09% 6.71% 6.16% 5.54% 5.83% TCE - tangible common equity TA — tangible assets 21 21
Significant Cushion over Regulatory Minimums (1) Tangible Tier 1 Total Tier 1 Tier 1 Common ($ in millions) Capital Capital Leverage Common Equity Capital Ratios and Excess Capital at 6/30/10: Regulatory minimum for “Well-Capitalized” 6.00% 10.00% 5.00% n/a n/a CRBC as of 6/30/10 12.79% 14.17% 8.72% 8.10% 5.83% Excess capital over minimum at 6/30/10 $504.6 $310.0 $405.8 n/a n/a + Pre-Tax Pre-Provision Profits for the next 6 $150 — $225 quarters through 2011 (Low / High Range) (2) + At the lowest point, we still Capital preserved through additional balance sheet $150 have plenty of declines and lower loan loss reserve from declining NPLs capital to cover = an adverse Capital Available During this Credit Cycle Through the end of 2011: scenario Excess Capital + PTPP: Low Range $805 $610 $706 High Range $880 $685 $781 (1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance (2) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit),provision for loan losses, and any impairment charges (including goodwill, credit write-downs and fair-value adjustments) 22 caused by this economic cycle. 22

Significant Excess Liquidity Strong Retail Deposit Growth (in millions) 9,000 $8,645 $8,630 $8,708 $8,527 $8,389 $8,501 $8,481 $8,320 $8,222 $8,111 936 $7,936 1,027 1,059 670 528 835 8,000 793 918 575 775 575 7,000 3,171 2,970 2,862 3,220 2,733 2,651 6,000 3,248 3,158 3,232 3,308 3,400 5,000 4,000 3,000 4,686 4,891 4,804 4,829 4,796 4,288 4,369 4,386 4,263 4,552 2,000 3,961 1,000 0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 Core Deposits Retail CDs Brokered CDs 21% Core Deposit Growth since 12-31-07 Deposits used to fund loans in our markets 23 23
Less Reliance on Wholesale Funding (in millions) Loan to Deposit Ratio Declining $10,000 120% $9,000 115% $8,000 110% $7,000 $6,000 105% $5,000 100% $4,000 $3,000 95% $2,000 90% $1,000 $0 85% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Avg. Loans Avg. Deposits Loans/Deposits 24 24 Significant Excess Liquidity Diversified Funding Sources $9.5 billion Excess Short-term (Liquid) Assets Holding Company Parent company cash resources totaled $158.6 million at 6-30-10 Suspended TARP and trust preferred dividends in 4Q09 saving $20 million in cash Retail CDs annually (expense will still be accrued) Core 28.0% Other expenses of approximately $5 million Deposits (1) annually 50.7% Bank Funding $4.8 billion core deposit funding Brokered (51% of total funding or 58% of total deposits) Deposits Significant untapped secured borrowing 8.2% capacity FHLB Adv. & Other LT Debt Sell about $600 million in overnight cash on 12.8% average to the Federal Reserve daily Short Term Minimal reliance on short-term funding Debt High deposit market share in core markets 0.3% (1)Excludes all time deposits 25

Significant Excess Liquidity Diversified Funding Sources $9.5 billion Excess Short-term (Liquid) Assets Holding Company Parent company cash resources totaled $158.6 million at 6-30-10 Suspended TARP and trust preferred dividends in 4Q09 saving $20 million in cash Retail CDs annually (expense will still be accrued) Core 28.0% Other expenses of approximately $5 million Deposits (1) annually 50.7% Bank Funding $4.8 billion core deposit funding Brokered (51% of total funding or 58% of total deposits) Deposits Significant untapped secured borrowing 8.2% capacity FHLB Adv. & Other LT Debt Sell about $600 million in overnight cash on 12.8% average to the Federal Reserve daily Short Term Minimal reliance on short-term funding Debt High deposit market share in core markets 0.3% (1)Excludes all time deposits 25
High Quality / Low Risk Securities Portfolio Investment Portfolio at June 30, 2010 ($ in millions) Book Market TEY* Duration ($ in millions) Type Value Value (%) (years) Market % of Gov’t & Agencies $70 $71 4.93% 0.28 Credit Rating Value Total MBS Agency 1,237 1,284 4.12% 3.58 CMO - Agency 334 343 3.88% 2.81 Gov’t & Agency $1,698 77.7% CMO — Non-agency 144 141 4.75% 4.63 AAA 213 9.7% Municipals 226 231 4.40% 2.42 AA 168 7.7% Other/ Money Market Fund 1 1 6.85% 0.03 A 71 3.2% BAA1, BAA2 & BAA3 4 0.2% Total Available for Sale $2,012 $2,071 4.18% 3.28 BA1 & Lower - -Municipals $113 $116 4.11% 4.33 Non-rated 33 1.5% Total $2,187 100.0% Total Held to Maturity $ 113 $116 4.11% 4.33 Total Investment Securities $2,125 $2,187 Sold $250 million of adjustable rate MBS and private label CMOs in 2Q10, strengthening capital position by improving investment securities risk profile No OTTI concerns Over $1.3 billion in unpledged securities * Taxable equivalent yield 26 26

Prudently Built Reserve in Uncertain Economy (in millions) $120 $118 5.0% (in millions) 4.5% 500 4.4% 4.3% 4.5% 4.2% $100 4.0% 450 4.0% 400 $81 $81 $80 3.2% 3.5% 350 $71 $71 $69 2.8% 3.0% 300 $60 2.3% $49 $50 250 2.5% 1.9% $38 $37 200 $40 $36 2.0% $27 150 $23 1.5% $20 100 $5 $6 $3 1.0% 50 $0 -$1 0.5% 0 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 — $20 -$17 0.0% Allowance for Loan Losses Non-Performing Loans Net Charge-Offs Reserve Increase Reserve as % of loans 77% increase in allowance while loans decreased 24% since 2Q08 27 27
Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet Allowance for Loan Losses LLR / Loans % (in millions) $336 $339 5.00% 350 $330 $322 $322 4.50% 4 .51%4 .39% 300 $280 4.00% $253 250 3.50% $215 3 .17% 3.00% 2 .68% 200 $174 $179 2.50% 2 .26%3%2%1%0% 150 2 .06% 2%2% 1 .91 .91 .91 .9 2.00% 1 .71 .7 0% 100 1.50% 1 .3 1 .17% 1.00% 0 .90% 50 0.50% 0 0.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 BC S G Specific Allocated Risk Allocated B CB C W BLTB X C RA SN PF U SCBSH ONBFNBSUSQTCBUMPQ FMERVLYFNF Citizens has proven expertise in credit workout Source: SNL Financial MRQ as of July 29, 2010 28 28

Positioned for Success
Strategy for Growth Grow core banking franchise — Continue to lend responsibly based on creditworthiness of the borrower and collateral strength — #1 SBA Lender in Michigan for 2008 & 2009 — Take advantage of market disruption Maintain disciplined expense management Return to profitability as soon as possible — Aggressively work through remaining credit cycle reducing NPLs, ORE and HFS balances — Continue interest rate spread discipline — Use excess liquidity to generate better returns — Our proactive measures will allow us to rebound faster than our competitors - Target of 1% ROA in normalized environment 30 30

Why Buy CRBC Solid capital and Tangible Common Book Value liquidity levels of $1.54 per share Competent team in place Price/Tangible Book % Forward looking credit priorities 200 182.5 172.2 Simple, focused 169.3163.8 151.3 150 149.5140.9 139.2137.0 136.1 approach 121.2 119.8 94.2 Positioned to be 100 C 61.6 Michigan’s 50 premier bank 0 G WBS* Q * FMER VLYTCBFN FCB CHUM PFULTAS BCONBNPBC* BXSSUSQ* FNBCRBC * Source: SNL Financial as of 7-29-10 * TARP Participant 31 31
Appendix

Operating Results
Quarterly Financial Performance & Trends (in millions) 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Net interest income $74.0 $79.0 $81.9 $81.2 $84.6 Provision 98.9 77.4 84.0 101.4 70.6 Noninterest income 19.9 10.7 14.3 22.4 22.3 Noninterest expense 343.2 81.5 81.4 78.1 77.0 Income tax (benefit) provision (11.3) (11.8) (3.3) 0.1 3.7 Net loss from continuing operations $ (336.9) $ (57.4) $ (65.9) $ (76.0) $ (44.5) Net loss attributable to common $ (352.6) $ (62.1) $ (70.0) $ (90.3) $ (44.7) shareholders From continuting operations: 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Net loss per common share (diluted) $ (2.73) $ (0.49) $ (0.18) $ (0.21) $ (0.12) Net Interest Margin 2.75% 2.99% 3.13% 3.14% 3.35% 34

Non-GAAP Common Equity Ratios

Total assets	$12,288	$12,072	$11,932	$11,652	$10,834
Goodwill	(331)	(331)	(331)	(331)	(318)
Other intangible assets	(17)	(16)	(14)	(13)	(12)
Tangible assets	$11,940	$11,725	$11,587	$11,308	$10,504
Total shareholders' equity	$1,225	$1,403	$1,331	$1,244	$1,218
Goodwill	(331)	(331)	(331)	(331)	(318)
Other intangible assets	(17)	(16)	(14)	(13)	(12)
Tangible equity	$877	$1,056	$986	$900	$888
Preferred stock	(269)	(270)	(272)	(274)	(275)
Tangible common equity	$608	$786	$714	$626	$613
Total shareholders' equity	$1,225	$1,403	$1,331	$1,244	$1,218
Qualifying capital securities	175	74	74	74	74
Goodwill	(331)	(331)	(331)	(331)	(318)
Accumulated other comprehensive income	27	3	7	6	(10)
Other assets [1]	(17)	(16)	(14)	(13)	(12)
Total Tier 1 capital (regulatory)	$1,079	$1,133	$1,067	$980	$952
Qualifying capital securities	(175)	(74)	(74)	(74)	(74)
Preferred stock	(269)	(270)	(272)	(274)	(275)
Total Tier 1 common equity (non-GAAP)	$635	$789	$721	$632	$603
Net risk-weighted assets (regulatory) [1]	$9,138	$8,835	$8,541	$8,083	$7,432
Tangible common equity to tangilbe assets ratio	5.09%	6.71%	6.16%	5.54%	5.83%
Tier 1 common equity ratio (non-GAAP)	6.95%	8.94%	8.44%	7.82%	8.10%

[1] Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

35

Quarterly Non-Interest Income Trends (in thousands) 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Service charges on deposit accounts $10,399 $11,035 $10,826 $9,684 $9,971 Trust fees 3,402 3,853 4,211 3,795 3,836 Mortgage and other loan income 3,612 3,182 2,556 2,589 2,198 Brokerage and investment fees 1,365 1,473 1,061 933 1,322 ATM network user fees 1,578 1,689 1,631 1,597 1,771 Bankcard fees 2,029 1,972 1,879 2,007 2,266 Losses on loans held for sale (4,350) (860) (8,724) (7,702) (8,405) Net loss on debt extinguishment — (15,929) — - -Investment securities gains 5 — - 6,016 8,051 Other income 1,858 4,281 834 3,474 1,272 Total Non-Interest Income (GAAP) $19,898 $10,696 $14,274 $22,393 $22,282 Net loss on debt extinguishment $ — $15,929 $ — $ — $ -Investment securities gains (5) — - (6,016) (8,051) Fair value adjustment on LHFS 4,350 860 8,724 7,702 8,405 Fair value adjustment on BOLI — (360) (19) (83) 280 Fair value adjustment on swaps 583 1,018 1,449 836 279 Operating Non-interest Income $24,826 $28,143 $24,428 $24,832 $23,195 (Non-GAAP)

Quarterly Non-Interest Expense Trends (in thousands) 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Salaries and employee benefits $34,953 $37,394 $30,012 $29,947 $31,403 Occupancy 6,529 6,447 6,155 7,461 6,139 Professional services 2,760 3,033 2,991 2,253 2,615 Equipment 2,983 2,959 2,988 3,072 2,979 Data processing services 4,265 4,461 4,772 4,629 4,767 Advertising and public relations 2,266 1,878 1,551 1,297 2,116 Postage and delivery 1,451 1,297 1,286 1,014 1,295 Other loan expenses 6,789 6,271 5,631 5,974 4,551 ORE expenses, profits and losses, net 4,418 5,548 9,370 7,953 4,578 Intangible asset amortization 1,952 1,874 1,173 1,130 1,034 Goodwill impairment 256,272 — - - -Other expense 18,610 10,304 15,440 13,373 15,533 Total Non-Interest Expense (GAAP) $343,248 $81,466 $81,369 $78,103 $77,010 Goodwill impairment $256,272 $ — $ — $ — $ -FDIC Special Assessment 5,351 — - — -Fair-value adjustment on ORE 3,308 3,925 8,089 6,763 3,778 Operating Non-Interest Expense $78,317 $77,541 $73,280 $71,340 $73,232 (Non-GAAP) 37 37
Non-Interest Expense and FTE Reductions Reduced normalized expense run-rate by $53 million from 2007 — 2009 1,146 FTE reduction since 2005 Baseline annual non-interest expense after credit cycle will be approximately $280 — $300 million Number of FTE at end of period 3,500 36% 3,196 decreas 2,940 e 3,000 2,420 2,500 2,149 2,053 2,050 2,000 1,500 1,000 2005* 2006 2007 2008 2009 2Q10 38 * 2005 Proforma: 2,123 Citizens FTE + 1,073 Republic FTE 38

Citizens Has Lower Expense Levels Compared to Peers Even with Elevated ORE & Workout Costs Non-Interest Expense / Average Assets % 3.50% 3.00% 2.50% 2.00% 0 5 0 60 6 0 70 7 0 93Q0 9 1 Q052 Q3Q0 54Q051Q06 2 Q063 Q4 Q1Q0 72 Q073 Q4 Q1Q0 82Q08 3 Q084 Q081 Q2Q0 94 Q091 Q102Q1 0 Citizens* Peer Median Source: SNL Financial * Citizens includes discontinued operations; 1Q05 — 3Q06 is legacy Citizens; 4Q06 is proforma for Republic merger; 39 2Q08 & 2Q09 exclude goodwill impairment charges 39
Loan Portfolio

Loan Portfolio Detail At June 30, 2010 ($ in millions) By Type By State Iowa, Illinois, Indiana, and Minnestoa 5% Other Commercial W 4% $1,687 is24% cons Commercial in Real Estate 10% $2,646 Indirect 37% Michigan Ohio 11% Consumer $814 Stratification 11% by County Michigan 70% Home Residential Equity Mortgage $930 $860 13% 12% Other Direct All Other Consumer Oakland 25% $202 23% 3% tson 2% Living Genesee 3% 14% Ba y5% % n k s o5 4% J a cm a w% SWn 5agat eb iyn I nghah e s no ma8% W ac w M a6% 41 41
Commercial & Consumer Loans 3 Year Trends Commercial Loans Consumer Loans (in millions) (in millions) 6,000 4,000 $3,778 $5,554 $5,488 $3,475 3,500 5,000 $4,733 $3,055 $4,333 3,000 $2,805 4,000 2,500 3,000 2,000 1,500 2,000 1,000 1,000 500 0 0 2007 2008 2009 6/30/10 2007 2008 2009 6/30/10 Indirect Commercial Real Estate Direct (primarily home equity) Commercial & Industrial Mortgage 42 42

Commercial Portfolio Quarterly Trends (in millions) 6,000 $5,725 $5,706 $5,689 $5,488 587 517 532 $5,266 435 $5,051 $4,929 5,000 427 $4,733 402 391 $4,593 996 992 985 954 317 $4,333 946 305 973 278 4,000 986 980 932 886 1,561 1,566 1,534 1,558 3,000 1,554 1,531 1,504 1,514 1,532 1,482 2,000 2,581 2,631 2,639 2,541 2,339 2,146 1,000 2,047 1,922 1,825 1,687 0 3-31-08 6-30-08 9-30-08 12-31-08 3-31-09 6-30-09 9-30-09 12-31-09 3-31-10 6-30-10 Land Hold, Land Development & Construction Owner Occupied Income Producing Commercial & Industrial 43 43
Diversified Granular Commercial Portfolio Very Manageable Stress in the Commercial Portfolio Loan size category: < $5 million $5 — $10 million > $10 million Total Total Commercial Portfolio Total (millions) $3,264 $624 $445 $4,333 # of loans 10,088 91 30 10,209 Average loan size $324,000 $6,857,000 $14,833,000 $424,000 Accruing Watch List Total (millions) $1,106 $161 $ 77 $1,344 # of loans 2,180 24 6 2,210 Average loan size $507,000 $6,708,000 $12,833,000 $608,000 Delinquencies Total (millions) $59 $ — $ — $59 # of loans 171 — - 171 Average loan size $345,000 $ — $ — $345,000 Nonperforming Loans Total (millions) $283 $33 $11 $327 # of loans 642 5 1 648 Average loan size $441,000 $6,600,000 $11,000,000 $505,000 44 44

Diversified Granular Commercial Portfolio Total Commercial Portfolio at 6/30/10 Total # of Average Relationship Size (millions) Relationships Relationship > $20 million $223 7 $31,871,000 $10 — $20 million $558 45 $12,407,000 $5 — $10 million $850 124 $6,853,000 $1 — $5 million $1,635 816 $2,004,000 < $1 million $1,066 5,472 $195,000 Total $4,333 6,464 $670,000 45
Commercial Real Estate Portfolio At June 30, 2010 By Type By Collateral ($ in millions) Retail Office 17% 21% Warehouse/ Owner Industrial Occupied 2% Medical $886 2% Multi-Family 34% 3% Income 3% Hotel Land Hold Producing $38 13% Residential 4% $1,482 1% 56% Land Constr. Development $156 Land 9% Gas Station/ 6% Development 13% C.Store $84 12% Vacant Land 3% Other (<2%) By Region By Size 9% 16% Southeast MI 29% < $1 million 32% 16% 7% Mid-Michigan $1-$5 million Western MI Ohio $5-$10 million 20% Wisonsin > $10 million 14% Other 46% 46 11% 46

Commercial Loan Concentration and Auto Related Exposure Are Small We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50% Auto industry loans accounted for only 8.5% of total commercial outstandings Auto industry exposure accounted for 9.9% of total commercial loan exposure Loan Concentrations as of 6-30-10 (by NAICS Code) 1% 1% Real Estate 2% 7% 2% Manufacturing Contractors 4% Wholesale Trade 6% Health Services Retail Trade 50% 6% Travel & Food Professional Services 6% Transportation/Warehousing Agriculture 7% Arts, Entertainment & Recreation 8% Other Services 47 47
Consumer Portfolio Quarterly Trends (in millions) 4,000 $3,677 $3,580 $3,542 $3,475 3,500 $3,358 $3,251 819 $3,168 833 843 $3,055 3,000 821 $2,846 802 $2,805 808 825 805 2,500 794 814 1,481 2,000 1,453 1,434 1,406 1,362 1,310 1,269 1,224 1,500 1,175 1,132 1,000 1,377 1,294 1,265 1,249 1,194 1,132 1,073 500 1,025 877 859 0 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 Mortgage Direct (primarily home equity) Indirect 48 48

High Quality Consumer Portfolio 27% of total portfolio but only 5% of NPLs Expect losses to be significantly Total less than SCAP levels Commercial & Home Equity, Residential Indirect & Did not originate much in 2006 & Mortgage Other Direct 73% Consumer 2007 27% No brokered or sub-prime loans Strong refreshed FICOs Avg. Balance Avg. Loan NPLs Refreshed As of 6/30/10 $ millions Size ($ millions) FICO Home Equity $930 $37,300 $19 (1) 751 Indirect (2) 814 22,300 1 742 Other Direct 202 11,900 721 Total $1,946 $20% of Total Loans 27% 5% (1) Includes other direct consumer NPLs (2) Indirect loans are RV and marine only (no auto) 49 49
Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity (in millions) 2Q09 3Q09 4Q09 1Q10 2Q10 Beginning NPAs $549.2 $603.1 $607.0 $594.1 $556.2 Commercial: Additions 133.4 94.1 101.0 124.8 75.9 Payments (26.5) (28.9) (35.3) (31.0) (35.9) Returned to accruing status (22.3) (7.2) (10.4) (10.2) (16.1) Charge-Offs/ OREO writedown (37.1) (56.2) (104.4) (33.6) (62.9) Fair value adjustments — - — - -Consumer — net change 6.4 2.1 36.2 (87.9) (44.6) Ending NPAs $603.1 $607.0 $594.1 $556.2 $472.6 50 50

Non-Performing Loans at March 31, 2010 $384.7 million or 5.4% of portfolio Loss Mitigation & Workout Strategy ($ in millions) Commercial loan workout teams (>50 FTE) focus on loss mitigation by Commercial specific asset classes, with account Real Estate assignment based on asset liquidation $260.4 67.7% expertise of personnel Enhanced collections efforts and administrative discipline improve Commercial delinquency and loss mitigation results $67.0 17.4% Quarterly internal analysis of industry-related exposures updated based on segments and asset classes facing the Restructured Loans & 90+ greatest potential recessionary impact Accruing Residential Indirect Direct Mortgage (i.e. auto-related, income producing real $6.1 Consumer Consumer 1.6% $31.0 estate) $1.5 $18.7 8.1% 0.4% 4.9% Continuously evaluate consumer Loan loss reserve = $322 million payment histories and proactively seek Allowance for loan losses to NPLs = 83.7% to modify loan structures to mitigate Specific portion of allowance = $73 million potential loss given default ALLL coverage of remaining NPLs = 251% 51 51
Proven Success in Loan Work Out Transferred riskiest assets to Loans Held For Sale Balances LHFS which are written to (in millions) liquidation values $120 Net Net Residential transfer in transfer in — 1Q07 transferred $103.7 mortgage loan of $68.6 of $92.8 million in conjunction with sale transfer $110 million million Republic integration, recognized $35.1 million write-down with transfer Net $100 transfer in — 2Q08 transferred $127.9 of $35.2 million, recognized $35.1 million million write-down, $90 accelerating loss recognition — 4Q09 transferred $55.5 million, recognized $20.3 $80 million write-down — 1Q10 transferred residential $70 mortgage loans, recognized $74 million in charge-offs Continue to work with existing $60 borrowers when appropriate in order to optimize long-term remaining value of collateral $50 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 52 52

Peer Group Composition Company Name Ticker Associated Banc-Corp ASBC BancorpSouth, Inc. BXS Commerce Bancshares, Inc. CBSH F.N.B. Corporation FNB FirstMerit Corporation FMER First Niagara Financial Corporation FNFG Fulton Financial Corporation FULT National Penn Bancshares, Inc. NPBC Old National Bancorp ONB Susquehanna Bancshares, Inc. SUSQ TCF Financial Corporation TCB Umpqua Holdings Corporation UMPQ Valley National Bancorp VLY Webster Financial Corporation WBS 53 53 ..
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